EXPLANATORY NOTE

The XBRL interactive data file included as an exhibit to this filing relates to the Amended and Restated Supplement dated September 28, 2015 to the GMO Trust Multi-Class Prospectus dated June 30, 2015, as supplemented (relating to thirty-six of the forty series of the Trust), filed with the Securities and Exchange Commission on September 28, 2015 (SEC Accession No. 0001193125-15-331119) pursuant to Rule 497(e) under the Securities Act of 1933, as amended.

EXHIBIT INDEX

GMO TRUST

Exhibit Ref.	Title of Exhibit

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.INS	XBRL Instance Document

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

EX-101.SCH	XBRL Taxonomy Extension Schema Document